Exhibit 10.1

                           VERMONT PURE HOLDINGS, LTD.
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                             Instrument of Amendment

     THIS INSTRUMENT OF AMENDMENT (the "Instrument") is executed this 22nd day of September, 2005 by VERMONT PURE HOLDINGS, LTD., a Delaware corporation (the "Company").

                              Statement of Purpose

     The Company sponsors the Vermont Pure Holdings, Ltd. 1999 Employee Stock Purchase Plan (the "Plan"). The Company desires to amend the Plan for offerings that begin after December 31, 2005 as set forth herein to reflect a change in the method of determining the purchase price for shares under the Plan, in order for the Plan to be treated thereafter as a non-compensatory plan under the Financial Accounting Standards Board Statement No. 123(R), Share-Based Payment. The amendment set forth herein has been approved by the Company's Board of Directors in accordance with Section 17 of the Plan.

     NOW, THEREFORE, Section 7 of the Plan is hereby amended effective as of the date hereof to read in its entirety as follows:

     "(A) WITH RESPECT TO ANY OFFERING BEGINNING PRIOR TO THE FIRST OFFERING IN WHICH FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 123(R), SHARE-BASED PAYMENT ("FAS 123(R)"), IS APPLICABLE TO THE OFFERING, AND WITH RESPECT TO THE OFFERING BEGINNING JULY 1, 2005 AND ENDING DECEMBER 31, 2005, ON THE OFFERING COMMENCEMENT DATE OF SUCH OFFERING, A PARTICIPATING EMPLOYEE SHALL BE DEEMED TO HAVE BEEN GRANTED AN OPTION TO PURCHASE A MAXIMUM NUMBER OF SHARES OF THE COMMON STOCK EQUAL TO AN AMOUNT DETERMINED AS FOLLOWS: 85% OF THE MARKET VALUE PER SHARE OF THE COMMON STOCK ON THE APPLICABLE OFFERING COMMENCEMENT DATE SHALL BE DIVIDED INTO AN AMOUNT EQUAL TO THE SUM OF (X) THE PERCENTAGE OF THE EMPLOYEE'S COMPENSATION WHICH HE OR SHE HAS ELECTED TO HAVE WITHHELD (MULTIPLIED BY THE EMPLOYEE'S COMPENSATION OVER THE OFFERING PERIOD) PLUS (Y) ANY AMOUNTS IN THE EMPLOYEE'S ACCOUNT ON THE OFFERING COMMENCEMENT DATE THAT HAVE BEEN CARRIED FORWARD FROM PRIOR OFFERINGS, MULTIPLIED BY (II) TWO. SUCH MARKET VALUE PER SHARE OF THE COMMON STOCK SHALL BE DETERMINED AS PROVIDED IN CLAUSE (I) OF PARAGRAPH 7(B).

     "(B) WITH RESPECT TO ANY OFFERING BEGINNING PRIOR TO THE FIRST OFFERING IN WHICH FAS 123(R) IS APPLICABLE TO THE OFFERING, AND WITH RESPECT TO THE OFFERING BEGINNING JULY 1, 2005 AND ENDING DECEMBER 31, 2005, THE OPTION PRICE OF THE COMMON STOCK PURCHASED WITH PAYROLL DEDUCTIONS MADE DURING EACH SUCH OFFERING FOR A PARTICIPANT THEREIN SHALL BE THE LOWER OF

            "(I) 85% OF THE AVERAGE OF THE BID AND THE ASKED PRICES AS REPORTED BY THE NASDAQ STOCK MARKET IN THE WALL STREET JOURNAL, OR, IF THE COMMON STOCK IS DESIGNATED AS A NATIONAL MARKET SECURITY BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD"), THE LAST TRADING PRICE OF THE COMMON STOCK AS REPORTED BY THE NASDAQ NATIONAL MARKET SYSTEM IN THE WALL STREET JOURNAL, OR, IF THE COMMON STOCK IS LISTED ON AN EXCHANGE, THE CLOSING PRICE OF THE COMMON STOCK ON THE EXCHANGE ON THE OFFERING COMMENCEMENT DATE APPLICABLE TO SUCH OFFERING (OR ON THE NEXT REGULAR BUSINESS DATE ON WHICH SHARES OF THE COMMON STOCK SHALL BE TRADED, IN THE EVENT THAT NO SHARES OF THE COMMON STOCK HAVE BEEN TRADED ON THE OFFERING COMMENCEMENT DATE); OR IF THE COMMON STOCK IS NOT QUOTED ON NASDAQ, NOT DESIGNATED AS A NASDAQ NATIONAL MARKET SECURITY AND NOT LISTED ON AN EXCHANGE, 85% OF THE FAIR MARKET VALUE ON THE OFFERING COMMENCEMENT DATE AS DETERMINED BY THE COMMITTEE; AND

            "(II) 85% OF THE AVERAGE OF THE BID AND THE ASKED PRICES AS REPORTED BY THE NASDAQ STOCK MARKET IN THE WALL STREET JOURNAL, OR, IF THE COMMON STOCK IS DESIGNATED AS A NATIONAL MARKET SECURITY BY THE NASD, THE LAST TRADING PRICE OF THE COMMON STOCK AS REPORTED BY THE NASDAQ NATIONAL MARKET SYSTEM IN THE WALL STREET JOURNAL, OR, IF THE COMMON STOCK IS LISTED ON AN EXCHANGE, THE CLOSING PRICE OF THE COMMON STOCK ON THE EXCHANGE ON THE OFFERING TERMINATION DATE APPLICABLE TO SUCH OFFERING (OR ON THE NEXT REGULAR BUSINESS DATE ON WHICH SHARES OF THE COMMON STOCK SHALL BE TRADED, IN THE EVENT THAT NO SHARES OF THE COMMON STOCK SHALL HAVE BEEN TRADED ON THE OFFERING TERMINATION DATE); OR IF THE COMMON STOCK IS NOT QUOTED ON NASDAQ, NOT DESIGNATED AS A NASDAQ NATIONAL MARKET SECURITY AND NOT LISTED ON AN EXCHANGE, 85% OF THE FAIR MARKET VALUE ON THE OFFERING TERMINATION DATE AS DETERMINED BY THE COMMITTEE.

     "(C) WITH RESPECT TO ANY OFFERING THAT BEGINS AFTER DECEMBER 31, 2005 AND TO WHICH FAS 123(R) IS APPLICABLE, ON THE OFFERING COMMENCEMENT DATE OF SUCH OFFERING, A PARTICIPATING EMPLOYEE SHALL BE DEEMED TO HAVE BEEN GRANTED AN OPTION TO PURCHASE A MAXIMUM NUMBER OF SHARES OF THE COMMON STOCK EQUAL TO AN AMOUNT DETERMINED AS FOLLOWS: 95% OF THE MARKET VALUE PER SHARE OF THE COMMON STOCK ON THE APPLICABLE OFFERING COMMENCEMENT DATE SHALL BE DIVIDED INTO AN AMOUNT EQUAL TO THE SUM OF (X) THE PERCENTAGE OF THE EMPLOYEE'S COMPENSATION WHICH HE OR SHE HAS ELECTED TO HAVE WITHHELD (MULTIPLIED BY THE EMPLOYEE'S COMPENSATION OVER THE OFFERING PERIOD) PLUS
     (Y) ANY AMOUNTS IN THE EMPLOYEE'S ACCOUNT ON THE OFFERING COMMENCEMENT DATE THAT HAVE BEEN CARRIED FORWARD FROM PRIOR OFFERINGS, MULTIPLIED BY (II) TWO. SUCH MARKET VALUE PER SHARE OF THE COMMON STOCK SHALL BE DETERMINED AS PROVIDED IN PARAGRAPH 7(D).

     "(D) WITH RESPECT TO ANY OFFERING THAT BEGINS AFTER DECEMBER 31, 2005 AND TO WHICH FAS 123(R) IS APPLICABLE, THE OPTION PRICE OF THE COMMON STOCK

     PURCHASED WITH PAYROLL DEDUCTIONS MADE DURING EACH SUCH OFFERING FOR A PARTICIPANT THEREIN SHALL BE 95% OF THE AVERAGE OF THE BID AND THE ASKED PRICES AS REPORTED BY THE NASDAQ STOCK MARKET IN THE WALL STREET JOURNAL, OR, IF THE COMMON STOCK IS DESIGNATED AS A NATIONAL MARKET SECURITY BY THE NASD, THE LAST TRADING PRICE OF THE COMMON STOCK AS REPORTED BY THE NASDAQ NATIONAL MARKET SYSTEM IN THE WALL STREET JOURNAL, OR, IF THE COMMON STOCK IS LISTED ON AN EXCHANGE, THE CLOSING PRICE OF THE COMMON STOCK ON THE EXCHANGE ON THE OFFERING TERMINATION DATE APPLICABLE TO SUCH OFFERING (OR ON THE NEXT REGULAR BUSINESS DATE ON WHICH SHARES OF THE COMMON STOCK SHALL BE TRADED, IN THE EVENT THAT NO SHARES OF THE COMMON STOCK SHALL HAVE BEEN TRADED ON THE OFFERING TERMINATION DATE); OR IF THE COMMON STOCK IS NOT QUOTED ON NASDAQ, NOT DESIGNATED AS A NASDAQ NATIONAL MARKET SECURITY AND NOT LISTED ON AN EXCHANGE, 95% OF THE FAIR MARKET VALUE ON THE OFFERING TERMINATION DATE AS DETERMINED BY THE COMMITTEE."

     Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Instrument to be executed by its duly authorized officer as of the day and year first above written.


                                  VERMONT PURE HOLDINGS, LTD.

                                  By:    /s/ Bruce MacDonald
                                        ------------------------------
                                  Name: Bruce MacDonald
                                  Title:Chief Financial Officer